First Trust Multi-Strategy Fund

Class A Shares – FTMAX

Class C Shares – FTMCX

Class I Shares – FTMIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 31, 2025, to the

Summary Prospectus dated January 31, 2025.

At a meeting held on July 15-16, 2025, the Board of Trustees of the Trust approved the appointment of First Trust Advisors L.P. (“FTA”) as a sub-advisor to the First Trust Multi-Strategy Fund (the “Fund”). First Trust Capital Management L.P., the Fund’s advisor, has delegated the management of a portion of the Fund’s assets to FTA. Palmer Square Capital Management, LLC, Vest Financial, LLC and Sardis Group, LLC will continue to serve as sub-advisors to the Fund. Accordingly, effective immediately, the Summary Prospectus is updated as follows:

The first paragraph under the heading entitled “Principal Investment Strategies” in the Summary Prospectus is deleted in its entirety and replaced with the following:

First Trust Capital Management L.P. (“FTCM” or the “Advisor”), the Fund’s advisor, seeks to achieve the Fund’s investment objectives by delegating the management of a portion of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisors”). The Advisor also manages a portion of the Fund’s assets directly. When appropriate, the terms “Advisor” or “Advisors” refer to FTCM and the Sub-Advisors, which are Palmer Square Capital Management, LLC (“Palmer Square”), Vest Financial, LLC (“Vest”), Sardis Group, LLC (“Sardis”), and First Trust Advisors L.P. (“FTA”). FTCM retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio and is responsible for selecting and determining the percentage of Fund assets to allocate to itself and each Sub-Advisor. Each Advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of the Advisor, the Advisor does not attempt to manage the day-to-day investments of the Sub-Advisors. At certain times, the Advisor may not allocate assets to all of the Sub-Advisors and therefore, certain investment strategies may not be employed.

The following paragraphs are added under the heading entitled “Principal Investment Strategies” in the Summary Prospectus:

Residential mortgage-backed securities. Under normal market circumstances, FTA, one of the Fund’s sub-advisors, primarily invests the portion of the Fund it manages in agency and non-agency residential mortgage-backed securities (“RMBS”) and asset backed securities (“ABS”). FTA constructs a portfolio that normally has a weighted average duration of two to five years and is comprised of securities of any credit quality, including securities rated below investment grade and unrated securities. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value of a security for every 1% immediate change in interest rates. FTA will calculate the duration of the portfolio by modeling the cash flows of all the individual holdings, including the impact of prepayment variability and coupon adjustments where applicable, to determine the duration of each holding and then aggregating based on the size of the position. In performing this duration calculation, FTA will utilize third-party models.

Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by Moody’s, S&P, Fitch, or another Nationally Recognized Statistical Rating Organization (“NRSRO”), determined by FTA to be of comparable credit quality. Securities rated below investment grade, such as high yield securities, generally have higher yields and higher risks than investment grade securities. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by FTA to be of comparable credit quality high yield securities).

The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. The Fund may purchase government-sponsored mortgage-related securities in to-be-announced (“TBA”) transactions, including mortgage dollar rolls. In a TBA transaction, a seller and buyer of securities agree upon a price for delivering a given volume of securities at a specified future date. The characteristic feature of a TBA transaction is that the actual identity of the securities to be delivered at settlement is not specified on the trade date. Instead, participants agree upon only the general parameters of the securities to be delivered, including issuer, maturity, coupon, price, par amount and settlement date. Generally, two days prior to the settlement date, the seller provides the buyer with the identity of the securities it intends to deliver on the settlement date. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-related securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. The Fund may also invest in repurchase agreements and restricted securities, including Rule 144A securities.

In selecting investments, FTA will consider, among other things, individual weightings from a security, sector specific, and portfolio perspective. As part of the portfolio construction process, risk positioning is included in the asset allocation. Market value weight and contribution to duration are both considered. The investment process is rooted in three primary inputs that form the basis for the strategy’s overall risk allocation: (1) macroeconomic inputs such as the economy, policy, and growth metrics are used to provide the overall risk posture across the short, medium and longer-term horizons; (2) quantitative inputs are used to identify how securities, and the portfolio as a whole, prove durable in a dynamically risk managed context; and (3) fundamental and technical inputs such as valuations, supply, demand, liquidity, volatility, fund flows, collateral fundamentals, option adjusted spreads, yield curves, credit curves, amongst others, serve as primary drivers of developing an overall risk/return profile essential in seeking durable cash flows and managing risk in a dynamic form.

The eighth bullet point under the “General” section under the heading entitled “Principal Investment Strategies” in the Summary Prospectus is deleted in its entirety and replaced with the following:

●	Utilize leverage (for investment purposes by borrowing against a line of credit, trading on margin, or entering into repurchase agreements) of up to 10% of the Fund's total assets as part of the portfolio management process;

The following disclosures are added under the heading entitled “Principal Risks of Investing” in the Summary Prospectus:

TBA transactions risk. The Fund may enter into TBA transactions for mortgage-backed securities. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss.

RMBS risk. RMBS are subject to delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

U.S. Treasury futures risk. The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. Futures can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. To the extent the Fund uses U.S. Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage. In addition, the prices of the U.S. Treasury futures and the price of U.S. Treasuries may not move together as expected. A risk of the Fund’s use of U.S. Treasury futures is that the fluctuations in their values may not correlate perfectly with the relevant reference asset, U.S. Treasuries.

Counterparty risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Credit rating agency risk. Credit ratings are determined by credit rating agencies such as S&P Global Ratings, Moody’s Investors Services, Inc. and Fitch Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. The Fund makes no warranty whatsoever regarding the ability of such ratings to accurately reflect the creditworthiness of an issuer. Any shortcomings, changes to or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or securities in which the Fund would otherwise invest and, as a result, may adversely affect those securities perceived or actual credit risk, as well as the Fund’s performance.

Floating rate debt risk. Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. This contrasts with the Fund’s investments in fixed rate instruments, where a rise in interest rates generally causes values to fall.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-backed securities are particularly sensitive to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates), given that mortgage loans generally allow borrowers to refinance. If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool's ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-agency securities risk. There are no direct or indirect government or agency guarantees of payments in mortgage pools created by non-government issuers. Non-agency securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Non-agency securities with payments not guaranteed by a government agency generally involve greater credit risk than securities guaranteed by government agencies. In addition, a substantial portion of the non-agency securities in which the Fund invests may be rated below investment grade (commonly known as “junk bonds”).

Mortgage dollar roll risk. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to which the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-Advisor’s ability to correctly predict interest rates and prepayments.

Private placements and restricted securities risk. Private placements and other restricted securities may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Repurchase agreements risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

The paragraph under the heading entitled “Investment Advisor and Sub-Advisors” in the Summary Prospectus is deleted in its entirety and replaced with the following:

First Trust Capital Management L.P. is the Fund’s Advisor. Palmer Square Capital Management, LLC, Vest Financial, LLC, Sardis Group, LLC, and First Trust Advisors L.P. are the Fund’s Sub-Advisors.

The second table under the heading entitled “Portfolio Managers” in the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Advisors	Portfolio Managers	Managed the Fund Since:
Palmer Square Capital Management, LLC	Angie K. Long, CFA Taylor R. Moore, CFA	2023 2023
Vest Financial, LLC	Karan Sood Trevor Lack	2024 2025
Sardis Group, LLC	Colin McBurnette Sam Dunlap	2025 2025
First Trust Advisors L.P.	Jeremiah Charles Owen Aronson Samuel Cecil	2025 2025 2025

Please retain this Supplement with your records.

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